UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of the
                        Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2008


                            BOWL AMERICA INCORPORATED
               __________________________________________________
             (Exact name of Registrant as specified in its charter)


   MARYLAND                           1-7829                   54-0646173
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                             Identification No.)



           6446 Edsall Road, Alexandria, VA            22312
        (Address of Principal Executive Office)      (Zip Code)

      Registrant's telephone number, including area code: (703) 941-6300

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
 ____________________________________________________________________________

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) On September 25, 2008, the Board of Directors of Bowl America Incorporated appointed Cheryl A. Dragoo, Controller, Chief Financial Officer and Assistant Treasurer of the corporation, to serve as a member of the Board of Directors, filing the vacancy created upon the recent death of Irvin Clark. At the Board of Directors meeting held September 25, 2008, the directors nominated all of the existing directors, including
Ms. Dragoo, as the slate of nominees for directors to be voted upon at the Annual Meeting of Shareholders to be held December 2, 2008. Ms. Dragoo serves as the Controller, Chief Financial Officer and Assistant Treasurer of the corporation pursuant to an employment agreement, dated December 5, 2006, that covers her employment through December 31, 2008, and pursuant to which she is paid an annual salary of $151,424.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BOWL AMERICA INCORPORATED



Date:  September 29, 2008
                                                 Leslie H. Goldberg
                                                 President